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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                     [PricewaterhouseCoopers LLP Letterhead]

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 12, 1999, except for Note 10 which is as of December 31, 1999, relating to the financial statements, which appears in IMP, Inc.'s Annual Report on Form 10-K/A for the year ended March 28, 1999.


PricewaterhouseCoopers LLP
San Jose, California
January 21, 2000